UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2022, Jose Maroto informed the Board of Directors (the “Board”) of HF Foods Group Inc., a Delaware corporation (the “Company”), of his intention to resign as a director of the Company effective November 1, 2022. Mr. Maroto’s resignation was not due to any disagreement with the Board, the Company or management on any matter relating to the Company's operation, policies (including accounting or financial policies) or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

HF Foods Group Inc. Amended and Restated Bylaws

On November 2, 2022, the Board adopted Amended & Restated Bylaws of the Company (the “Amended Bylaws”) effective immediately. The amendments effected through the Amended Bylaws address, among other things, (i) requirements and procedures for annual and special meetings of stockholders, (ii) advance notice requirements for stockholder submission of proposals and director nominations, (iii) requirements regarding the information stockholders must submit and representations stockholders must make in connection with stockholder proposals and director nominations, and (iv) the terms and procedures for indemnification of directors and officers of the Company. The Amended Bylaws also effected certain other administrative, modernizing, clarifying, and conforming changes, and changes in furtherance of gender neutrality.

The foregoing general description of the amendments to the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws set forth in Exhibit 3.02 to this Current Report on Form 8-K and incorporated in this Item by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibits
3.02	Amended and Restated Bylaws of HF Foods Group Inc., as of November 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: November 4, 2022	/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer